PATH TO PATIENTS 36th Annual J.P. Morgan HEALTHCARE CONFERENCE January 9, 2018 NASDAQ: BLUE Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward Looking Statements

Alnylam Access Principles CMS Value-Based Payment Talk Novartis CMS Agreement Payer Engagement Gilead Novartis Celgene GSK Pfizer Scott Gottlieb, M.D. (FDA) Alex Azar (HHS) Adaptive Pathways PRIME RMAT Breakthrough Designation ODD Novartis KYMRIAHTM Gilead/Kite YescartaTM Spark Luxturna™ Juno bluebird bio Healthy Ecosystem for Transformative Gene Therapy Regulatory Atmosphere Approvals Pricing / Reimbursement & Access Industry Validation PATH TO PATIENTS BCMA TDT SCD CALD

Our Focus. Our Imperatives. Expand organization and capabilities to bring products to patients globally Lever product engine, capabilities and resources to solve challenges and unleash opportunities Beat the regression odds. Believe in the WHY and act accordingly. Operate with discipline, urgency and healthy paranoia Stay BLUE Scale & Reach Lead The Way Execute & Deliver

Hopes & Dreams Becoming a Reality

HOPE → REALITY 2022

1993
- Genetix Founded

2009/2010
- *Science*: CALD
- *Nature*: TDT
- Restart VC Investment
- Changed Name to bluebird bio

2013/2014
- Celgene CAR T partnership
- IPO
- Acquired Genome Editing Company

2015/2016
- TDT: Breakthrough & PRIME Designation

2017
- BCMA: Breakthrough & PRIME Designation
- SCD: RMAT Designation
- *NEJM*: CALD & SCD
- Acquired Manufacturing Facility

CALD Starbeam (Oct. 2013)

TDT Northstar (March 2014)

SCD HGB-205 (Oct. 2014)

bb2121 for multiple myeloma (Feb. 2016)

5

Three Regulatory Filings Anticipated by End of 2019

LentiGlobin TDT
First Filing (2018)

Lenti-D CALD
First Filing (2019)

2022
THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD
Data-Driven Acceleration

∞
Patient Impact

bb2121 Multiple Myeloma
First Filing (2019)

2+ Products on the Market

2+ Programs Nearing Commercialization

4+ Additional Programs in the Clinic

6

Making Hope A Reality

OUR PATIENTS

Cerebral Adrenoleukodystrophy Severe, often fatal neurological disease in boys STATUS 15/17 patients hit the primary endpoint so far Newborn screening active in 5 states1 NEXT STEPS Expanding study to enroll total of 30 patients Anticipated filing in 2019 Ethan’s family spent nearly two years trying different medications and meeting with specialists to try and resolve his symptoms. Tragically, during this period, the ravaging effects of ALD were continuing to damage Ethan’s brain and adrenal glands. Ethan Zakes 2000 - 2011 1Salzman, R., Kemp, S. (2017, December 06) Newborn Screening. Retrieved from http://adrenoleukodystrophy.info/clinical-diagnosis/newborn-screening Source: Ethan Zakes Foundation

Transfusion-dependent β-thalassemia Inherited blood disease that requires lifelong, frequent blood transfusions and iron reduction therapy STATUS Majority of patients with non-β0/β0 genotype are free of transfusions Refined manufacturing leading to robust increase in HbAT87Q 3+ years durability of effect in early studies NEXT STEPS Anticipated first regulatory filing in EU in patients with non-β0/β0 genotypes in 2018 “When I get blood, it is no less than a 14-hour day with transportation included. Getting blood is a lonely job for us thalassemia patients. Transfusion schedules are rigorous and a time consumer. I lose one day every two weeks.” – Laurice

Severe Sickle Cell Disease Severe blood disorder that leads to anemia, frequent pain crises and shortened lifespan STATUS Revised study protocol has yielded significant increase in anti-sickling hemoglobin Shift to plerixafor-based cell collection providing more and better cells; easier for patients NEXT STEPS Complete 206 study Define clinical development and regulatory path “I experienced my first sickle crisis requiring hospitalization at age 5. Since then I’ve endured hundreds of hospitalizations, blood transfusions and surgical procedures. Despite the devastating symptoms of sickle cell, I was determined to complete my educational goals.”- Lakiea Source: Global Genes

“When I was diagnosed and realized that there was an empty pipeline… I knew I needed to do something — not only for myself and my family, but for everyone else with this ‘orphan cancer’. I desperately wanted my daughter to remember me and thought that if I lived for five years, maybe she would have memories of her mom.” - Kathy Giusti, Founder, MMRF Multiple Myeloma (BCMA) A lethal blood cancer that often infiltrates the bone marrow causing anemia, kidney failure, immune problems and bone fractures STATUS 94% ORR, 56% CR 89% VGPR or better Median PFS not reached with 40 weeks follow up NEXT STEPS Complete pivotal study Initiate studies in earlier lines Anticipated US and EU filings in 2019

OUR PEOPLE

Driving the Product Platform to Reality for Patients Relentlessly Learn & Innovate Relentlessly Learn & Innovate Relentlessly Learn & Innovate Relentlessly Learn & Innovate Make & Scale It Value It Deliver It Lever It

Make & Scale It: Focused on Transitioning from Development to Commercial COMMERCIAL Cambridge | Seattle | NC | EU DEVELOPMENT Virus Manufacturing Drug Product INNOVATE SCALE & DEPLOY

Deliver It: The Best Possible Provider, Payer and Patient Experience KEY OUTCOME: Treatment Prescribed KEY OUTCOME: Treatment Delivered & Patient Discharged Patient Case Management, Navigation, & Services Enabling Patients to Get To Treatment Educating Patients and Families on Gene Therapy Multi Channel Stakeholder Engagement & Data Dissemination Referral Network Development Supporting Patients Through Treatment Providing Patient Support Through Treatment Process Cell Traceability & Scheduling Drug Product Manufacturing with End to End Supply Chain Reimbursement Authorization Enabling Patients to Complete Treatment Allow Patients to Participate in their Ongoing Care and Follow-Up Operationalize & Track Easy-to-Access Registry

Value It: Time to Get It Right Value we can PROVE? Value we can MODEL? Price of the LAST LAUNCH? Value Demonstration Analogue Assessment Pricing Environment What the MARKET will BEAR? What we can GET AWAY WITH? Pulse Checking The value our products bring to patients should stand on its own for all stakeholders X X

Value It : Quick Answer is Value Based Payment Over Time “Free Up” system to recognize value over time “Buy time” to prove enduring value Fix cost density constraint Fix policy constraints (e.g., best price) Fix “portability of cure” concern Heighten awareness of true unmet need in terms of impact on life expectancy and cost Deliver credible and rigorous value platform arguments/data for value PAYMENT MODELS UNMET NEED VALUE EVIDENCE CONSTRAINTS & AMBITIONS BLUE “VALUE” PRINCIPLES Be focused on patient access to innovation  Be creative and disruptive (if needed) Be flexible and share risk  Be transparent and proactive with stakeholders Be proud Don’t do stupid short sighted stuff!

Lever It: Experience, Capabilities and Partnerships Driving Pipeline Expansion New Products & Pipeline bb21217 Phase 1 shmiR Phase 1 CAR Ts and TCRs Preclinical Gamma Delta T cells Preclinical MegaTALs Preclinical Partnerships & Acquisitions Innovation & Capabilities Viral Vector Manufacturing Transduction Enhancements Plerixafor Mobilization PI3ki-based BCMA manufacturing

Our Quest to Constantly Innovate Continues COLLABORATORS

2018 Milestones

BY MID YEAR**

- TDT: Northstar-2 (HGB-207) Data
- MM: CRB-401 (bb2121) Data
- SCD: BCL11A shRNA Study Start

$1.6 Billion Cash

Runway into 2021

49.4m shares outstanding as of 12/31/17

Cash, cash equivalents and marketable securities (unaudited) as of 12/31/2017. Cash runway guidance is based on current assumptions as of the date thereof and does not include the effect of potential license and collaboration agreements, business combinations or asset acquisitions.

BY END OF YEAR**

- TDT: EMA Filing in Non-β^0/β^0 Genotypes
- TDT: Northstar-3 (HGB-212) Data
- SCD: HGB-206 Data
- SCD: Registration Strategy Update
- MM: Initiate 3rd Line Study*; bb21217 Data
- CALD: Starbeam (ALD-102) Data

*Celgene Responsibility

**Anticipated Clinical Data Updates

21

Path to Patients

Three Regulatory Filings Anticipated by End of 2019

LentiGlobin TDT
First Filing (2018)

Lenti-D CALD
First Filing (2019)

2022
THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD
Data-Driven Acceleration

∞
Patient Impact

bb2121 Multiple Myeloma
First Filing (2019)

2+ Products on the Market

2+ Programs Nearing Commercialization

4+ Additional Programs in the Clinic

22